ISSC/Zale Corporation                                              EXHIBIT 10.5a
Amendment #1 to Agreement for Systems Operations Services
--------------------------------------------------------------------------------

Zale Corporation, a corporation having a place of business at 901 West Walnut Hill Lane, Irving, Texas 75038 ("Zale"), and Integrated Systems Solutions Corporation, d/b/a ISSC, a wholly owned subsidiary of International Business Machines Corporation, having its headquarters at 44 South Broadway, White Plains, New York 10601 ("ISSC"), agree that the following terms and conditions amend and/or supplement the Agreement for Systems Operations Services dated February 1, 1993 between Zale and ISSC. This Amendment changes the section(s) of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement, Supplement, and Schedules shall have the same meaning when used in this Amendment. All terms and conditions of the Agreement and Schedules not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect. The Term of this Amendment, when executed by both Parties, will begin as of August 1, 1994 and will run concurrently with the Agreement as amended. Termination of this Amendment may only be effected through termination of the Agreement, as amended.

TABLE OF CONTENTS

Section Title                                Page            Section Title                                 Page
1.0   Background and Objectives . . . . . . . 1              5.0   Zale Responsibilities . . . . . . . .    3
                                                             5.4   Other Responsibilities  . . . . . . .    3
2.0   Definitions, Documents and Terms  . . . 1
2.3   Associated Contract Documents   . . . . 1              6.0   Charges and Expenses  . . . . . . . .    3
2.5   Term  . . . . . . . . . . . . . . . . . 2              6.2   Additional Resource Charges and Reduced
2.6   Renewal and Expiration  . . . . . . . . 2                       Resource Credits  . . . . . . . . .   3
                                                             6.9   Adjustment for Reduction of
                                                                      Zale Work   . . . . . . . . . . . .   3
4.0   ISSC Service Responsibilities. . . . .  3
4.7   Additional Machines  . . . . . . . . .  3              7.0   Invoice and Payment  . . . . . . . . .   3
                                                             7.1   Annual Services Charge . . . . . . . .   3


1.0   BACKGROUND AND OBJECTIVES

Both Parties desire to continue their current relationship, to extend this Agreement, and to migrate from its current information services configuration to a downleveled configuration in support of Zale's current and future business needs. The Parties are entering Amendment #1 for the purpose of achieving these goals.

Thus, this Amendment #1:
1) extends the Term to July 31, 1997, while simultaneously granting Zale the right to terminate for convenience on or after August 1, 1996; and
2) provides for ISSC and Zale to progressively migrate to a downleveled configuration of Host CPU, DASD, Tape Utilization, and Print Utilization in two stages, one effective August 1994 and the second effective August 1995; and
3) concurrently reduces Zale's Annual Services Charges; eliminates ARCs and RRCs for CPU, DASD, Tape Utilization, and Print Utilization; and provides for ISSC's agreement to pass through to Zale certain additional cost savings on selected hardware and software.

This Amendment #1 reflects changes to the base Agreement as follows:
1)    underscored text is new text added by this Amendment; and
2) text marked with overstrikes is deleted from the base Agreement by this Amendment; and
3) text without underscores or overstrikes is either already agreed upon in the base Agreement or explanatory information for this Amendment.

2.0   DEFINITIONS, DOCUMENTS AND TERMS

2.3   Associated Contract Documents

  a)  Add to Section 2.3(a) of the Agreement the following:

      Supplement #1 amends, replaces and restates in its entirety the prior Supplement. All references to the Supplement contained in the Agreement and Schedules shall be deemed to refer to Supplement #1.

b)    Amend Schedule E, Section (V) (D), as follows:

      A Performance Management process shall be supported by ISSC for daily monitoring of systems to measure, analyze and report on the best approach to attain committed Performance Standards and Minimum Service Levels ("Service Level Standards"). If at any time ISSC believes Zale's migration to a downleveled configuration may impact ISSC's ability to meet or exceed the Service Level Standards, ISSC will promptly notify Zale of the situation and discuss what course of action may alleviate such impact. Zale shall have the option to:
      1)   implement, or request ISSC to implement subject to Section 6.5
           ("New Services"), such course(s) of action to allow ISSC to meet or exceed the existing Service Level Standard(s); and/or
      2) agree with ISSC on new Service Level Standard(s) by either benchmarking ISSC's Services with the downleveled configuration for an appropriate period of time or by discussion and mutual agreement; and/or
      3) relieve ISSC of the affected Service Level Standard(s) and the obligation to pay Performance Credits, if any, to the extent, and for the period of time during which, ISSC's ability to meet such Service Level Standard(s) is affected by the migration to the downleveled configuration or by Zale's decision not to implement the course(s) of action.

c)    Amend Schedule J as follows:

      i) Replace the first paragraph on page 1 of Schedule J with the following: ARCs and RRCs will be based on Zale's utilization of the following:
           a) Network; and
           b) Microfiche.

The categories of resources for which ARCs and RRCs will not be charged are:
      a.   Host CPU Utilization;
      b.   Allocated DASD;
      c.   Tape Utilization; and
      d.   Print Utilization;

With respect to these categories, resource utilization during the planned migration to the downleveled configuration will be within the Baselines set forth in the Supplement, and such utilization is included within the Annual Services Charge. Additional utilization beyond such Baselines will be provided subject to Section 6 ("Charges and Expenses") and the Supplement.

      ii) Revise the first sentence in section 1, page 1 of Schedule J as follows: As of August 1, 1994, ISSC will measure and track RUs in the categories of Net work and Microfiche utilization, and such other categories as ISSC deems appropriate.
      iii) Delete section (c) on page 4 of Schedule J ("Application Support") in its entirety.
       iv) Revise the first sentence of section (2) on page 4 of Schedule J as follows:

After the completion of each month during the Term, starting on the effective date of Amendment #1, ISSC will calculate ARCs and RRCs for Network and Microfiche utilization as follows.

2.5   TERM

Amend Section 2.5 as follows:

The Term of this Agreement will begin as of 12:00am central time on the Commencement Date and will end as of 12:00am central time on July 31, 1997, unless terminated or extended in accordance with this Agreement. (the "Term").

2.6   RENEWAL AND EXPIRATION

Amend Section 2.6 as set forth below:

Not less than 6 months prior to the expiration of the Term of this Agreement, ISSC agrees to notify Zale whether it desires to renew this Agreement and of the proposed prices and terms to govern such renewal. Not less that 3 months prior to the expiration of the Term, Zale agrees to inform ISSC whether it desires to renew.

In the event Zale desires to renew the Agreement, but the Parties are unable to agree upon renewal terms and conditions prior to expiration, this Agreement will expire on July 31, 1997.

4.0   ISSC SERVICE RESPONSIBILITIES

4.7   Additional Machines

Amend the second sentence of Section 4.7 as follows:

Additional or replacement Machines, including upgrades, will be added to the Data Center and Data Network as necessary to perform the Services in accordance with the Performance Standards, subject to ARCs for growth beyond the specified RB or to Section 6.5 ("New Services").

5.0   ZALE RESPONSIBILITIES

5.4   Other Responsibilities

Add to Section 5.4 the following subsection (1):

1) Zale shall either migrate to the downleveled Host CPU, DASD, Tape Utilization, and Print Utilization levels set forth in the Supplement on or before the dates specified therein, or, alternatively, notify ISSC of its decision not to migrate and to pay ISSC for the price agreed upon pursuant to Section 6.2(d). Zale shall notify ISSC of its decision not to migrate as set forth in the Supplement as soon as possible, but not less than thirty (30) days prior to the scheduled migration.

6.0   CHARGES AND EXPENSES

6.2   Additional Resource Charges and Reduced Resource Credits

Add paragraphs (c & d) to Section 6.2 as follows:

c) Zale agrees to pay for any additional charges agreed upon by ISSC and Zale pursuant to Section 6.5 ("New Services"), Schedule J, and the Supplement. ISSC agrees to credit Zale for the actual cost savings realized by ISSC on or after August 1, 1995, if any, for removing or downleveling selected hardware and software beyond that contemplated by the downleveling set forth in the Supplement.

d) If Zale elects not to migrate, as described in Section 5.4(l), Zale will pay ISSC the Annual Services Charge ("ASC") for the applicable time period, plus an additional charge for Zale to remain at the 8/1/94-7/31/95 Baselines. Such charge shall not exceed the price set forth in the Supplement, provided Zale does not exceed the 8/1/94-7/31/95 Baselines.

6.9   ADJUSTMENT FOR REDUCTION OF ZALE WORK

      Delete Section 6.9 in its entirety.

7.0   INVOICING AND PAYMENT

7.1   Annual Services Charge

      Amend the first sentence of Section 7.1 as follows:

      ISSC will invoice Zale in advance on a monthly basis the amount of the Annual Services Charge set forth in the Supplement.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SUPPLEMENT,
3) THE SCHEDULES, AND 4) THE FEBRUARY 1, 1993 AGREEMENT. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.


Accepted by:                                 Accepted by:
INTEGRATED SYSTEMS SOLUTIONS CORPORATION     ZALE CORPORATION
        D/B/A/ ISSC, INC.


By   /s/   E. Eugene Hoffman                 By   /s/   John C. Belknap
  -----------------------------------          ---------------------------------
      E. Eugene Hoffman     9/19/94               John C. Belknap      9/19/94
-------------------------------------        -----------------------------------
Name (Type or Print)                         Name (Type or Print)

ISSC/Zale Corporation
Agreement for Systems Operations Services
--------------------------------------------------------------------------------


                                Supplement #1 to
                   Agreement for Systems Operations Services

Name and Address of Customer:                              Customer No.: 9988837

      Zale Corporation
      901 West Walnut Hill Lane
      Irving, Texas 75234

ISSC Project Office Address:

      ISSC Project Executive
      8000 Bent Branch Drive
      Irving, Texas 75063

Term Commencement Date:   August 1,1994
Term End Date:   July 31, 1997


                                      Annual Services Charge (ASC) Per Contract Year
                                      ----------------------------------------------
                                         Year #1         Year #2         Year #3
                                         -------         -------         -------
                                         8/1/94-         8/1/95-         8/1/96-
                                         7/31/95         7/31/96         7/31/97
                                         -------         -------         -------
      Annual Services
      Charge*                            $10.8           $10.5           $10.2
      ($ in Millions)


                                       Annual Services Charge (ASC) Payment Stream
                                       -------------------------------------------
                                  8/1/94- 1/1/95-   8/1/95-  1/1/96-   8/1/96- 1/1/97-
                                 12/31/94 7/31/95  12/31/95  7/31/96  12/31/96 7/31/97
                                 -------- -------  --------  -------  -------- -------
      ASC Payment
      Stream*                      $5.15   $5.65     $5.35    $5.15     $5.35   $4.85
      ($ in Millions)


                                         COLA Protection Index Per Contract Year
                                         ---------------------------------------
                                             8/1/94-     8/1/95-     8/1/96-
                               BASE          7/31/95     7/31/96     7/31/97
                               ----          -------     -------     -------
      COLA Protection
      Index                     141.9         155.0       161.9       169.1

                                Supplement #1 to
                   Agreement for Systems Operations Services


                                  Monthly Resource Unit (RU) Baselines Per Contract Year
                                  ------------------------------------------------------
                                            8/1/94-        8/1/95-      8/1/96-
                                            7/31/95       7/31/96       7/31/97
                                           --------       -------      --------
Host CPU MIP Utilization                        86             71           71
                                           85% 500J       85% 400J     85% 400J

DASD                                           430            301          301
(Allocated Gigabytes)

Tape Utilization                            77,250         46,350       46,350
(Mounts)

Print Utilization                          180,000        162,000      162,000
(Thousand Lines)

Network
(56kbps Increments)

   Tampa FL                                      3              3            3
   Tempe AR                                      3              3            3

Microfiche (Thousands)
   Masters                                  22,138         22,138       22,138
   Duplicates                               51,017         51,017       51,017

                                Supplement #1 to
                   Agreement for Systems Operations Services

                                      Additional Charges & Credits By Contract Year
                                      ---------------------------------------------
                                            8/1/94-        8/1/95-      8/1/96-
                                            7/31/95       7/31/96       7/31/97
                                           --------       -------      --------
ADDITIONAL RESOURCE
CHARGE RATES

Network
Per 56KB Increment
Initial Set Up                               7700.00       7700.00      7700.00

Monthly Charge                                706.52        706.52       706.52

Microfiche
($ per fiche)

   Masters                                       .76           .76          .76
   Duplicates                                    .11           .11          .11

REDUCED RESOURCE CREDITS

Microfiche
($ per fiche)

   Masters                                       .38           .38          .38
   Duplicates                                    .05           .05          .05

Termination Charge                             $31.5         $20.7         $4.0
($ in Millions)                                  to            to
                                               $20.7         $10.2



*OTHER CHARGES

If Zale elects not to migrate from the 8/1/94 - 7/31/95 Baseline, as set forth in Section 5.4(l), ISSC will charge Zale the ASC set forth for the applicable time period, plus an additional charge which shall not exceed the following monthly charge ($ - thousands), provided Zale does not exceed the 8/1/94-7/31/95 Baselines:

      Host CPU MIP Utilization:   $60K per month;
      DASD (Allocated Gigabytes):   $25K per month;
      Tape Utilization (Mounts):   $20K per month;
      Print Utilization (Thousand Lines):   $20K per month.

If Zale's usage exceeds the Baselines for Tape and Print Utilization at any time, Zale will be subject to an additional usage rate which shall not exceed the following:

      Tape Utilization ($ Per Tape Mount):   1.17
      Print Utilization ($ Per Thousand LOP):   .52

                                Supplement #1 to
                   Agreement for Systems Operations Services

                                   Exhibit 1

                               Initialization Fee


Zale, currently having excess capacity/space in its existing Data Center, agrees to permit ISSC to operate other customer data center system services operations utilizing the Zale facilities. Zale will not be required to incur any additional capital costs associated with this consent. ISSC will compensate Zale for the additional costs, including utilities resulting from the increased requirements, by paying one percent of the new customer(s) contract.

The Fees are subject to the following limitations:

a) the one time fee for each customer will be paid 30 days after the start of Service for that ISSC customer; and

b)    the fee payments will be capped at a cumulative value of $5,000,000.